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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 10, 2000, in the Registration Statement (Form S-1) and related Prospectus of Kosan
Biosciences Incorporated for the registration of        shares of its common
stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California
March 27, 2000